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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 2, 2006

                          PROLIANCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       1-13894                 34-1807383
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                  100 GANDO DRIVE, NEW HAVEN, CONNECTICUT 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 2, 2006, the Compensation Committee of the Board of Directors of
Proliance International, Inc. (the "Company") approved, and the independent members of the Board of Directors of the Company ratified, the following matters relating to the compensation of the Company's executive officers:

(i)   Grants of ten year non-qualified options pursuant to the Company's Equity
Incentive Plan (the "Plan") to purchase shares of Company common stock at an exercise price of $5.27 per share as follows: Charles E. Johnson, President and
Chief Executive Officer - 25,932 shares; Richard A. Wisot, Vice President,
Treasurer, Secretary and Chief Financial Officer - 6,102 shares; David Albert,
Executive Vice President - Operations - 16,780 shares; Jeffrey L. Jackson, Vice
President - Human Resources and Process - 7,627 shares; Kenneth T. Flynn, Jr.,
Vice President and Corporate Controller - 5,339 shares.

(ii)  Grants of restricted stock under the Plan vesting in four equal annual installments as follows: Charles E. Johnson, - 10,373 shares; Richard A. Wisot -
2,441 shares; David Albert - 6,712 shares; Jeffrey L. Jackson - 3,051 shares;
Kenneth T. Flynn, Jr. - 2,136 shares.

(iii) Grants of performance restricted stock under the Plan vesting in four equal annual installments (provided such grants are subject to forfeiture in the event certain 2006 net income and cash flow metrics are not met) as follows:
Charles E. Johnson - 31,119 shares; Richard A. Wisot - 7,322 shares; David
Albert - 20,136 shares; Jeffrey L. Jackson - 9,153 shares; Kenneth T. Flynn, Jr.
- 6,407 shares.

(iv)  Setting bonus targets for fiscal 2006 based in part upon achievement of targets relating to net income and cash flow from operating activities. A portion of the bonus achievement criteria are at the discretion of the
Compensation Committee. Achievement of target and maximum levels would result in bonus payments as a percentage of base salary as follows: Charles E. Johnson -
(target - 75%; maximum - 150%); Richard A. Wisot - (target - 50%; maximum -
100%); David Albert - (target - 50%; maximum - 100%); Jeffrey L. Jackson -
(target - 50%; maximum - 100%); Kenneth T. Flynn, Jr. - (target - 40%; maximum -
80%).

(v)   Authorizing payment of bonuses for fiscal 2005 as follows: Charles E.
Johnson - $231,000; Richard A. Wisot - $55,000; David Albert - $91,000; Jeffrey
L. Jackson - $42,000; Kenneth T. Flynn, Jr. - $28,000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PROLIANCE INTERNATIONAL, INC.

Date:  March 8, 2006                By: /s/ Richard A. Wisot
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                                        Richard A. Wisot
                                        Vice President, Treasurer, Secretary,
                                        and Chief Financial Officer

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